UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 7, 2014
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.04 hereof is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 7, 2014, in connection with that certain Factoring Agreement, dated February 11, 2014, by and among Natwest Finance Limited, a New Zealand corporation (“Natwest”), Wodka, LLC, Panache, LLC and James Dale, we received written notice from Natwest of demand for repayment of the aggregate principal amount and interest due of $190,032 as of June 30, 2014. Management disputes the claim made by Natwest and believes that it does not have merit.

Item 9.01. Financial Statements and Exhibits:

(a) Financial Statements - Not Applicable

(b) Pro-Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits: None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: July 11, 2014	By:	/S/ MICHAEL ROMER
Michael Romer
Interim Chief Executive Officer

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